1 November 15, 2012 Sandler O’Neill East Coast Financial Services Conference

Forward-looking Statements This presentation presents management's discussion and analysis of the financial condition and results of operations for Park National Corporation and its subsidiaries ("Park" or the "Corporation"). This discussion should be read in conjunction with the consolidated financial statements and related notes and the five-year summary of selected financial data presented in Park’s 2011 Annual Report. Management’s discussion and analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park’s ability to execute its business plan successfully and within the expected timeframe; deterioration in the asset value of our loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying collateral could prove less valuable than assumed and cash flows may be worse than expected; Park’s ability to sell OREO properties at anticipated prices; general economic and financial market conditions, and weakening in the economy, specifically the real estate market and credit markets, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions may increase significantly, including product and pricing pressures and Park’s ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the “FASB”), the Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; the adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to our industry as detailed from time to time in Park’s reports filed with the SEC including those described in “Item 1A. Risk Factors” of Part I of Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and in “Item 1A Risk Factors” of Part II of Park’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

3 Park National Corporation (PRK) Profile (as of September 30, 2012) • 11 Community Banks • 2 Specialty Finance Companies • One non-bank workout subsidiary • 29 Ohio & 1 Kentucky counties • 124 bank branches • 7 specialty finance offices • 1,820 FTEs

Park Executive Management  C. Daniel DeLawder – Chairman and Chief Executive Officer – Age: 63 Chairman, Chief Executive Officer (1999) and Board Member of The Park National Bank and Park National Corporation (Corporation or Park) headquartered in Newark, Ohio. He served previously as President of The Park National Bank and Park. He served as President of the Fairfield National Bank, a division of The Park National Bank, from 1985 through 1991. He also currently serves on the Boards of MedBen, Truck One, Inc. and Fleet Service, Inc. Mr. DeLawder received his B.S.Ed., cum laude from Ohio University in Athens and joined Park immediately following graduation. He is a graduate of numerous bank industry educational programs. Mr. DeLawder is a member of the Board of Directors of the Federal Reserve Bank of Cleveland. He is the past chairman of the Board of Trustees of Ohio University. He served as a member of the American Bankers Association (ABA) BankPac Committee as well as a member of the Government Relations Council of the ABA. He is past Chairman of the Ohio Bankers Association and a past Director-at-Large of the Community Bankers Association of Ohio.  David L. Trautman – President – Age: 51 President and Board Member of The Park National Bank and Park National Corporation (2004) headquartered in Newark, Ohio. He also serves as Secretary of the Corporation. He served as President of First-Knox National Bank, a division of The Park National Bank, from May 1997 through January 2002, and as its Chairman from 2001 to 2006. In addition, he served on the Board of the United Bank of Bucyrus, a division of The Park National bank, from 2000 to 2006. Mr. Trautman received his BA from Duke University and joined Park immediately following graduation. He holds an MBA, with honors, from The Ohio State University. He is a graduate of The Stonier Graduate School of Banking at The University of Delaware and the Ohio Bankers Association Leadership Institute. Mr. Trautman is past Chairman of the Ohio Bankers League, Kenyon College Board member, member of Newark Rotary Club, past campaign chair for United Way of Licking County, and serves as a Trustee of the Licking County Foundation. 4 Leadership Team

Park Executive Management (continued)  John W. Kozak – Chief Financial Officer – Age: 57 Chief Financial Officer of Park (1998); Senior Vice President since January 1999, a Member of the Board of Directors since December 2006, and Vice President from 1991 to 1998, of The Park National Bank; Chief Financial Officer from 1980 to 1991, and a Member of the Board of Directors from 1988 to May 2006 of Century National Bank, a division of Park. Mr. Kozak received his B.S. Degree in Accounting summa cum laude from The Ohio State University in 1977. He also received the Pacesetter Award from the College of Business.  Brady T. Burt – Chief Accounting Officer – Age: 40 Chief Accounting Officer of Park since April 2007. Prior to joining Park, Mr. Burt served Vail Banks, Inc. in various capacities, including EVP-Chief Financial Officer from June 2005 to November 2006, SVP-Director of Internal Audit from September 2003 to June 2005, and VP-Assistant Audit Director from April 2002 to September 2003. Mr. Burt was also employed by Bank One from August 2001 to March 2002 and PricewaterhouseCoopers from September 1994 to August 2001, working in various accounting roles. Mr. Burt received his B.S. Degree in Accounting from Miami University in 1994. He currently serves on the Finance Committee of the Licking County United Way, is a member of the Granville Rotary Club, and is an Audit Committee member of the Licking County Foundation. 5

6 Experienced Leadership Team Name Position Age Years with PRK Years In Industry C. Daniel DeLawder Chairman & CEO 63 41 41 David L. Trautman President 51 29 29 John W. Kozak Chief Financial Officer 57 32 32  Senior leadership consists of executives with proven local market experience  Leadership team averages 27 years of banking experience  Average management tenure with Park National is approximately 22 years

7 Leadership Team – continued Name Position Age Years with PRK Years In Industry Brady T. Burt VP – Chief Accounting Officer 40 5 11 Thomas J. Button SVP – Chief Credit Officer 52 15 26 Thomas M. Cummiskey SVP – Trust 43 13 15 Lynn B. Fawcett SVP – Operations 53 22 22 Robert N. Kent, Jr. President – Scope Aircraft Finance 55 9 29 Timothy J. Lehman SVP and Chief Operating Officer 48 17 17 Laura B. Lewis SVP – Human Resources & Marketing 53 28 28 Matthew R. Miller VP - Finance 34 3 9 Cheryl L. Snyder SVP – Consumer Banking 56 33 35 Paul E. Turner VP - Treasurer 45 22 22 Jeffrey A. Wilson SVP – Director of Internal Audit 46 8 16 William R. Wilson SVP – Commercial Lending 64 42 42

8 Affiliate Leadership Name Position Age Years with PRK/Affiliate Years In Industry John A. Brown President – Richland Bank 43 21 21 Brett A. Baumeister President – Unity National Bank 46 8 22 William C. Fralick President – Security National Bank 58 36 36 David J. Gooch President – Park National Bank of Southwest Ohio & Northern Kentucky 43 15 21 Kenneth G. Gosche President – Farmers & Savings Bank 63 14 40 Thomas M. Lyall Chairman – Century National Bank 66 41 41 Patrick L. Nash President – Century National Bank 48 25 25 Earl W. Osborne Chairman – Guardian Finance Company 59 13 22 Vickie A. Sant President – First-Knox National Bank 57 35 35 Donald R. Stone President – United Bank 55 16 28 John E. Swallow President – Second National Bank 56 27 37 Stephen G. Wells President – Fairfield National Bank 51 28 28

9 Highlights of 2012 • In February, sold Vision Bank for a pre-tax gain of $22.2 million. • In April, paid off TARP and redeemed warrants to U.S. Treasury. Capital remains strong with Leverage, Tier I, and Total Capital of 9.03%, 13.13%, and 16.32%, respectively, at September 30, 2012. • In April, issued $30 million of subordinated debt to “Friends and Family”. • As of September 30, 2012, reduced NPA’s from Legacy Vision by $37.0 million since the sale at February 16, 2012.

Vision Bancshares, Inc. Acquisition  On March 9, 2007, Park acquired all the stock and outstanding stock options of Vision Bancshares, Inc. for $87.8 million in cash and 792,937 shares of Park common stock valued at $83.3 million or $105.00 per share.  Following our acquisition, cumulative net losses at Vision Bank were: 10 Source: Company Filings * Net loss includes $109.0 million of goodwill impairment charges related to the Vision Bank acquisition. (in thousands) *Net Loss Loan Loss Provision OREO Devaluations and Losses Total 2007 - 2011 $ (239,918) $ 203,277 $ 24,233 $ 227,510  Through February 16, 2012, the date of sale, Park National Corporation contributed $171.7 million in additional capital to Vision Bank.

Reduction in Vision Bank Legacy Nonperforming Assets (NPA’s) 11  At December 31, 2010, the NPA’s at Vision Bank were $205.1 million.  At December 31, 2011, the NPA’s at Vision and SEPH (Park’s non-bank workout subsidiary) were $130.4 million.  Post-sale, nonperforming assets were $117.8 million in nonperforming assets on February 16, 2012.  At September 30, 2012, the NPA’s for SEPH have been reduced to $80.7 million. Source: Company Filings

Vision and SEPH NPA Trend 12 Source: Company Filings 12/31/10 12/31/11 02/16/12 09/30/12 Vision/SEPH NPA's 205.1 130.4 117.8 80.7 50 75 100 125 150 175 200 225 In m ill io n s ($ )

A Successful History of Disciplined Strategic Growth in Ohio (11 acquisitions; 2 De Novos) 13 1908 1908  The Park National Bank is established 1985 1985  Acquisition of Fairfield National Bank 1987 1987  Park National Corporation holding company is established  Acquisition of Richland Trust Company 1990 1990  Acquisition of Century National Bank 1994 1994  Acquisition of Scope Aircraft Finance 1997 1999 2000 2001 2005 2006 1997  Acquisition of First-Knox National Bank Farmers Savings Bank 1999  Guardian Finance Company established 2000  Acquisition of United Bank  Acquisition of Second National Bank 2001  Acquisition of Security National Bank Citizens National Bank Unity National Bank 2005  Acquisition of First Federal Savings Bank of Eastern Ohio (merged with Century National Bank)  Acquisition of First Clermont Bank (became the Park National Bank of Southwest Ohio & Northern Kentucky division) 2006  Acquisition of Anderson Bank (merged with The Park National Bank of Southwest Ohio & Northern Kentucky division)

Results Count

PARK NATIONAL CORPORATION

ROA and ROE History – PRK and PRK, excluding Vision & SEPH

	Park ROAA	Park ROAA, excluding VB & SEPH	Peer median ROAA	Park ROAE [1]	Park ROAE, excluding VB & SEPH [2]	Peer median ROAE
3Q 2012 YTD (annualized)	1.16%	1.36%	1.01% [4]	11.95%	14.39%	9.10% [4]
2011	1.06%	1.53%	0.80%	11.81%	18.59%	7.26%
2010	0.74%	1.58%	0.29%	8.05%	18.27%	1.59%
2009	0.97%	1.61%	(0.16)%	11.81%	20.80%	(2.22)%
2008	1.02% [3]	1.63%	(0.04)%	12.12% [3]	21.57%	(1.80)%
2007	1.24% [3]	1.52%	0.87%	12.40% [3]	17.88%	9.45%
2006	1.75%	1.75%	1.11%	17.26%	17.26%	12.23%
2005	1.71%	1.71%	1.14%	17.03%	17.03%	12.96%
2004	1.81%	1.81%	1.15%	17.00%	17.00%	13.15%
2003	1.81%	1.81%	1.15%	16.69%	16.69%	13.53%
2002	1.93%	1.93%	1.21%	17.56%	17.56%	14.46%
Average 2002 – 2011	1.40%	1.69%	0.75%	14.17%	18.27%	8.06%

1 Calculated using average common equity for Park National Corporation.

2 Calculated using average common equity for Park National Corporation, excluding Vision Bank and SE Property Holdings, LLC.

3 Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROAA for 2008 and 2007 was 0.20% and 0.37%, respectively, and Park's ROAE for 2008 and 2007 was 2.40% and 3.67% respectively.

4 Due to unavailability of 3Q 2012 peer median financial metrics, data utilized herein reflects 2Q 2012 peer results.

Source: BHC Performance Report and Company Filings

Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

14

15 Bank Division Year joined Park Hdqtr. Co. deposits Total county Deposits Park % of market share Rank in market Park National 1908 $ 1,180,276 $ 2,042,415 57.8% 1 Fairfield National 1985 379,484 1,743,570 21.8% 1 Richland Bank 1987 473,075 1,742,412 27.2% 1 Century National 1990 393,123 1,213,689 32.4% 1 First-Knox National 1997 396,727 718,266 55.2% 1 Second National 2000 234,450 988,734 23.7% 2 Security National 2001 482,197 1,494,593 32.3% 1 Seven largest OH divisions $ 3,539,332 $ 9,943,679 35.6% Other OH divisions – headquarter counties 521,360 4,637,981 11.2% Total OH divisions – headquarter counties $ 4,060,692 $ 14,581,660 27.8% Remaining Ohio bank deposits $ 732,385 Total Ohio bank deposits $ 4,793,077 The Park National Bank – The bank of choice Headquarter Counties – Deposits (in thousands) Source: FDIC, June 30, 2012

Quarterly Net Income by Operating Segment 16 (In thousands) Q1 2012 Q2 2012 Q3 2012 Projected Q4 2012 Projection 2012 Park National Bank $21,561 $23,483 $22,068 $21,661 $88,773 Guardian 806 909 971 993 3,679 PRK Parent Company 49 134 274 (191) 266 Ongoing operations $22,416 $24,526 $23,313 $22,463 $92,718 Vision Bank - - - - - SE Property Holdings 9,059 (5,640) (11,331) (4,047) (11,959) Total Park $31,475 $18,886 $11,982 $18,416 $80,759 Source: Company Filings

17 Net income by operating segment * Park National Bank had gains from the sale of investment securities of $11.9 million and $23.6 million in the years ended December 31, 2010 and 2011, respectively. Absent these gains from the sale of investment securities, net income was $95.2 million in 2010 and $91.5 million in 2011 for PNB and $95.8 million in 2010 and $92.6 million in 2011 for ongoing operations. (in thousands) 2010 2011 3Q 2012 YTD 2012 Projection Park National Bank $ 102,948 $ 106,851 $ 67,112 $ 88,773 Guardian Finance 2,006 2,721 2,685 3,679 PRK Parent Company (1,439) (1,595) 458 266 Sub total - ongoing operations $ 103,515 $ 107,977 $ 70,255 $ 92,718 Subtotal – ongoing operations, net of security gains * $ 95,803 $ 92,615 $ 70,255 $ 92,718 Vision Bank $ (45,414) $ (22,526) $ - $ - SE Property Holdings - (3,311) (7,912) (11,959) Total PRK $ 58,101 $ 82,140 $ 62,343 $ 80,759 Source: Company Filings

18 Source: Company Filings The Park National Bank Income Statement (in thousands) Dec. 31, 2010 Dec. 31, 2011 3Q 2012 YTD 2012 Projection Net interest income $ 237,281 $ 236,282 $ 167,234 $ 221,450 Provision for loan losses 23,474 30,220 12,553 16,379 Net interest income after provision $ 213,807 $ 206,062 $ 154,681 $ 205,071 Non interest income 68,648 67,348 52,511 70,592 Gain on sale of securities 11,864 23,634 - - Non interest expense 144,051 146,235 114,925 153,438 Income before income taxes $ 150,268 $ 150,809 $ 92,267 $ 122,225 Income taxes 47,320 43,958 25,155 33,452 Net income $ 102,948 $ 106,851 $ 67,112 $ 88,773 Net income excluding securities gains $ 95,236 $ 91,489 $ 67,112 $ 88,773

Park National Bank Statement of Condition 19 Source: Company Filings (in millions) Dec. 31, 2010 Dec. 31, 2011 Sep. 30, 2012 Annualized % Change From 2011 Investment securities $ 1,927 $ 1,604 $ 1,651 3.91% Loans 4,075 4,172 4,311 4.45% Allowance for loan losses (73) (55) (53) (4.86%) Other assets 567 561 693 31.43% Total assets $ 6,496 $ 6,282 $ 6,602 6.80% Non-interest bearing deposits $ 1,026 $ 1,150 $ 1,155 0.58% Interest bearing deposits 3,597 3,462 3,741 10.76% Total deposits $ 4,623 $ 4,612 $ 4,896 8.23% Total borrowings $ 1,390 $ 1,194 $ 1,173 (2.35%) Other liabilities 63 58 100 96.73% Stockholders’ equity 420 418 433 4.79% Total liabilities & stockholders’ equity $ 6,496 $ 6,282 $ 6,602 6.80%

20 Park National Bank Loans by Type Source: Company Filings as of September 30, 2012 • Commercial lending focus on small, closely-held businesses within our markets. • Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades. • PNB experienced nice growth in residential real estate and C&I loans in the first half of 2012. 12/31/10 12/31/11 09/30/12 $ Change: % Change: Amount Amount Amount Amount Percentage Commercial Real Estate Owner Occupied $546,433 $539,364 $525,594 ($13,770) (2.6%) Non-Owner Occupied 432,348 449,852 438,273 ($11,579) (2.6%) Residential Real Estate 1,468,082 1,580,644 1,674,049 $93,405 5.9% Construction Real Estate 221,393 183,980 173,270 ($10,710) (5.8%) Commercial & Industrial 695,112 743,877 789,591 $45,714 6.1% Consumer 620,857 575,046 603,051 $28,005 4.9% Farmland 87,943 97,401 103,850 $6,449 6.6% Leases 2,607 2,059 3,438 1,379 67.0% Total Loans $4,074,775 $4,172,423 $4,311,116 $138,893 3.3% Annualized growth rate in 2012 of 4.4%

21 Source: Company Filings SEPH / Vision Bank Income Statement (in thousands) Dec. 31, 2010 Dec. 31, 2011 Q3 2012 YTD 2012 Projection Net interest income $ 27,867 $ 26,104 $ 597 $ (507) Provision for loan losses 61,407 31,052 17,044 18,294 Net interest income after provision $ (33,540) $ (4,948) $ (16,447) $ (18,801) Fee Income (6,024) (1,617) 258 (267) Security gains - 5,195 - - Gain on sale of Vision business - - 22,167 22,167 Total other expense 31,623 32,461 18,172 21,521 Income before income taxes $ (71,187) $ (33,831) $ (12,194) $ (18,422) Income taxes (25,773) (7,994) (4,282) (6,463) Net income $ (45,414) $ (25,837) $ (7,912) $ (11,959) Net income excluding securities gains $ (45,414) $ (29,214) $ (7,912) $ (11,959)

22 Park National Corporation Nonperforming Loans by Type At September 30, 2012 Source: Company Filings as of September 30, 2012 PNB Guardian SEPH PRK Amount Percentage Amount Percentage Amount Percentage Amount Percentage Commercial Real Estate Owner Occupied $ 18,818 14.16% $ - 0.00% $ 7,312 12.43% $ 26,130 13.50% Non-Owner Occupied 13,337 10.04% - 0.00% 2,407 4.09% 15,744 8.14% Residential Real Estate ARM's 50,637 38.10% 6 0.34% 30,086 51.13% 80,729 41.72% 15-yr fixed 263 0.20% - 0.00% - 0.00% 263 0.14% Construction Real Estate 27,980 21.06% - 0.00% 13,965 23.73% 41,945 21.68% Commercial & Industrial 17,220 12.96% - 0.00% 4,864 8.27% 22,084 11.41% Consumer 3,639 2.74% 1,775 99.66% 111 0.19% 5,525 2.86% Farmland 995 0.75% - 0.00% 93 0.16% 1,088 0.56% Leases - 0.00% - 0.00% - 0.00% - 0.00% Total Loans $ 132,889 100.00% $ 1,781 100.00% $ 58,838 100.00% $ 193,508 100.00%

23 Park National Corporation Nonperforming assets Source: BHC Performance Report and Company Filings (in thousands) Dec. 31, 2010 Dec. 31, 2011 Sep. 30, 2012 Non-accrual loans $289,268 $195,106 $160,064 Renegotiated loans - 28,607 31,368 Loans past due 90 days or more (still accruing) 3,590 3,489 2,076 Total nonperforming loans $292,858 $227,202 $193,508 Other real estate owned (OREO) 41,709 42,272 35,633 Total nonperforming assets $334,567 $269,474 $229,141 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK) 6.19% 4.60% 3.68% Percentage of nonaccrual, restructured and OREO to assets (PRK) 4.54% 3.81% 3.36% Texas Ratio (PRK) 47.96% 42.25% 35.70% Peer Group Information Dec. 31, 2010 Dec. 31, 2011 Jun. 30, 2012 Percentage of nonaccrual loans and loans 90+ days past due to loans (Peer Group) 4.01% 3.35% 2.93% Percentage of nonaccrual, restructured and OREO to assets (Peer Group) 3.48% 2.88% 2.33% Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

24 Vision Bank/SE Properties Holdings Nonperforming Assets Source: BHC Performance Report and Company Filings (in thousands) Dec. 31, 2010 Dec. 31, 2011 Sep. 30, 2012 Non-accrual loans $171,453 $98,993 $58,838 Renegotiated loans - 2,265 - Loans past due 90 days or more (still accruing) 364 122 - Total nonperforming loans $171,817 $101,380 $58,838 Other real estate owned (OREO) - Vision 33,324 - - Other real estate owned (OREO) - SEPH - 29,032 21,934 Total nonperforming assets $205,141 $130,412 $80,772 Percentage of nonaccrual loans and loans 90+ days past due to loans (Vision/SEPH) 26.82% N.M. N.M. Percentage of nonaccrual, restructured and OREO to assets (Vision/SEPH) 25.86% N.M. N.M. Peer Group Information Dec. 31, 2010 Dec. 31, 2011 Jun. 30, 2012 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK Peer Group) 4.01% 3.35% 2.93% Percentage of nonaccrual, restructured and OREO to assets (PRK Peer Group) 3.48% 2.88% 2.33% Note: The percentages above are deemed not meaningful (N.M.), as the total loans on the balance sheet at June 30, 2012 and December 31, 2011 include only the nonperforming loans and those performing loans retained from the Vision Bank sale.

PRK Impaired Loan Summary 25 Source: Company Filings Park National Corporation Impaired Commercial Loans at September 30, 2012 (In thousands) Unpaid principal balance Prior charge- offs Total impaired loans Specific reserve Carrying balance Carrying balance as a % of UPB PNB $ 130,392 $ 37,764 $ 92,628 $ 7,579 $ 85,049 65.23% SEPH - CL&D loans 57,629 44,370 13,259 - 13,259 23.01% SEPH - Other loans 71,806 35,405 36,401 - 36,401 50.69% PRK totals $ 259,827 $ 117,539 $ 142,288 $ 7,579 $ 134,709 51.85% SEPH – Retained Vision Bank Loan Portfolio Charge-Offs as a percentage of unpaid principal balance at September 30, 2012 (In thousands) Unpaid Principal Balance Charge-Offs Net Book Balance Charge-Off Percentage Nonperforming loans – retained by SEPH $ 144,843 $ 86,005 $ 58,838 59% Performing loans – retained by SEPH 10,344 712 9,632 7% Total SEPH loan exposure $ 155,187 $ 86,717 $ 68,470 56%

26 Source: BHC Performance Report and Company Filings (in thousands) Dec. 31, 2009 Dec. 31, 2010 Dec. 31, 2011 Sep. 30, 2012 Non-accrual loans $85,197 $117,815 $96,113 $101,226 Renegotiated loans 142 - 26,342 31,368 Loans past due 90 days or more (still accruing) 3,496 3,226 3,367 2,076 Total nonperforming loans $88,835 $121,041 $125,822 $134,671 Other real estate owned (OREO) – PNB 6,037 8,385 13,240 13,699 Total nonperforming assets $94,872 $129,426 $139,062 $148,369 Percentage of nonaccrual loans and loans 90+ days past due to loans (PNB and Guardian) 2.24% 2.96% 2.37% 2.38% Percentage of nonaccrual, restructured and OREO to assets (PNB and Guardian) 1.49% 1.94% 2.15% 2.21% Texas Ratio 18.45% 24.73% 22.77% 23.66% Peer Group Information Dec. 31, 2009 Dec. 31, 2010 Dec. 31, 2011 Jun. 30, 2012 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK Peer Group) 4.22% 4.01% 3.35% 2.93% Percentage of nonaccrual, restructured and OREO to assets (PRK Peer Group) 3.66% 3.48% 2.88% 2.33% Park National Corporation less Vision Bank/SE Properties Holdings - Nonperforming Assets Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

Park National Bank Commercial Loan Watch List Trends 27 Commercial loans 1 (In thousands) December 31, 2010 December 31, 2011 September 30, 2012 Pass rated $ 2,046,016 $ 2,131,007 $ 2,176,573 Special Mention 85,287 66,254 49,908 Substandard 78,529 29,604 20,380 Impaired 2 90,694 95,109 92,628 Commercial Loans - Total $ 2,300,526 $ 2,321,974 $ 2,339,489 Special Mention and Substandard – Total $ 163,816 $ 95,858 $ 70,288 1 Commercial loans include: (1) Commercial, financial and agricultural loans, (2) Commercial real estate loans, (3) Commercial related loans in the construction real estate portfolio and (4) Commercial related loans in the residential real estate portfolio. 2 Included within Park National Bank’s impaired loan totals, participations related to Vision Bank were $33.3 million, $18.5 mi llion, and $14.3 million at December 31, 2010, December 31, 2011, and September 30, 2012, respectively. Source: Company Filings

28 Park National Corporation – Income Statement Source: Company Filings (in thousands) Dec. 31, 2010 Dec. 31, 2011 Q3 2012 YTD 2012 Projection Net interest income $ 274,044 $ 273,234 $ 178,424 $ 235,154 Provision for loan losses 87,080 63,272 30,231 35,458 Net interest income after provision $ 186,964 $ 209,962 $ 148,193 $ 199,696 Fee Income 63,016 66,081 53,040 70,677 Gain on sale of securities 11,864 28,829 - - Gain on sale of Vision business - - 22,167 22,167 Non interest expense 187,107 188,317 139,957 184,408 Income before income taxes $ 74,737 $ 116,555 $ 83,443 $ 108,132 Income taxes 16,636 34,415 $21,100 $27,373 Net income $ 58,101 $ 82,140 $ 62,343 $ 80,759

PARK NATIONAL CORPORATION Statement of Condition 29 Source: Company Filings (in millions) Dec. 31, 2010 Dec. 31, 2011 Sep. 30, 2012 Investment securities $ 2,040 $ 1,708 $ 1,653 Loans 4,733 4,317 4,401 Allowance for loan losses (144) (68) (56) Assets held for sale - 382 - Other assets 653 633 755 Total assets $ 7,282 $ 6,972 $ 6,753 Non-interest bearing deposits $ 938 $ 996 $1,043 Interest bearing deposits 4,157 3,469 3,750 Total deposits $ 5,095 $ 4,465 $ 4,793 Total borrowings 1,376 1,162 1,187 Liabilities held for sale - 536 - Other liabilities 81 67 114 Stockholders’ equity 730 742 659* Total liabilities & stockholders’ equity $ 7,282 $ 6,972 $ 6,753 Note (*): $100 million of TARP repaid on April 25, 2012.

30 Park National Corporation – Tax Equivalent Yield Source: Company Filings as of September 30, 2012 Tax equivalent yield Dec. 31, 2009 Dec. 31, 2010 Dec. 31, 2011 Sep. 30, 2012 YTD 2012 Projection Loans 6.03% 5.80% 5.60% 5.40% Taxable investments 4.90% 4.44% 3.74% 3.22% Tax exempt investments 7.45% 7.24% 7.15% 7.03% Money market instruments 0.22% 0.22% 0.23% 0.25% Interest earning assets 5.67% 5.36% 5.03% 4.69% 4.65% Interest bearing deposits 1.53% 0.98% 0.66% 0.51% Short-term borrowings 0.76% 0.39% 0.28% 0.27% Long-term debt 3.38% 3.91% 3.42% 3.45% Interest bearing liabilities 1.73% 1.35% 1.09% 1.03% 1.02% Net interest spread 3.94% 4.01% 3.94% 3.66% 3.63% Net interest margin 4.22% 4.26% 4.14% 3.86% 3.83%

31 PRK comparison to peers * Calculated for the twelve months ended September 30, 2012. ** Annualized based on dividends and stock price through September 30, 2012. Source: Company Filings and Sandler O’Neill, using SNL data of $3 to $10 billion bank holding companies PRK Price to Book % Peer Group Price to Book % PRK Price to tangible book Peer Group Price to Tangible Book % PRK Price to Earnings Peer Group Price to Earnings PRK Dividend Yield Peer Group Dividend Yield 3Q 2012 164% 118% 184% 140% 15.9 * 13.9 5.4 ** 2.8 2011 156% 109% 176% 135% 13.1 14.7 5.8 2.4 2010 177% 127% 202% 155% 21.1 17.8 5.2 2.1 2009 141% 105% 163% 140% 12.2 16.9 6.4 2.5 2008 183% 135% 217% 211% 14.6 15.7 5.3 2.9 2007 155% 138% 207% 206% 11.9 13.2 5.8 3.3 2006 242% 206% 280% 291% 14.7 17.1 3.8 2.3 2005 259% 204% 296% 268% 15.5 15.5 3.6 2.3 2004 345% 238% 372% 307% 21.4 18.1 2.7 2.1 2003 301% 219% 309% 283% 18.9 16.9 3.1 2.1 2002 281% 194% 290% 229% 16.9 13.9 3.4 2.4

PRK short interest position 32 Date Short Interest Position PRK Closing Price Average Annual Daily Volume Days to Cover Short Position 09/30/2012 1,314,366 $ 70.02 31,429 * 41.8 12/30/2011 1,654,098 $ 65.06 50,130 33.0 12/31/2010 922,074 $ 72.67 38,840 23.7 12/31/2009 1,127,086 $ 58.88 51,959 21.7 12/31/2008 1,052,361 $ 71.75 59,665 17.6 12/31/2007 1,275,369 $ 64.50 38,166 33.4 12/15/2006 554,641 $ 99.76 18,717 29.6 12/15/2005 437,661 $ 108.00 16,147 27.1 12/15/2004 237,656 $ 139.61 14,531 16.4 12/15/2003 62,334 $ 106.95 7,691 8.1 12/13/2002 100,099 $ 93.57 10,782 9.3 Source: Bloomberg * Average daily volume is for the nine months ended September 30, 2012.

PRK short interest comparison to peers 33 Entity Shares Outstanding Short Interest Position Average Daily Volume in 2012 Days to Cover Short Interest as a % of Total Shares Outstanding PRK 15,400,000 1,314,366 31,429 41.8 8.53% Midwest Peer Median 58,500,000 2,948,651 250,673 11.8 5.04% Midwest Peer Average 76,936,842 3,598,389 417,065 8.6 4.68% Note: Midwest peers consist of 19 peer bank holding companies with $3 - $10 billion in total assets. Source: Bloomberg

Growth Opportunities  The state of Ohio has 40 publicly traded banks and bank holding companies with assets under $1 billion.  The state of Indiana has 19 publicly traded banks and bank holding companies with assets under $1 billion.  PRK successfully completed 11 Ohio-based financial institution mergers from 1985 through 2006.  Each bank operates within PRK in an autonomous fashion; each bank retains its local community bank identity, leadership team, and board of directors. 34

Why invest in Park National Corporation?  Localized business model makes us the bank of choice for customers.  History of consistent dividend payments to shareholders and a strong dividend yield.  Well positioned to take advantage of growth opportunities in our markets, largely caused by industry dislocation, increased regulations and fatigue.  Park’s short interest position is high compared to both historic levels and peer group. As short interest position returns to historic levels, our stock price should react favorably.  Experienced leadership team with proven knowledge of local markets  Management expects the Ohio franchise will earn $90 - $94 million in 2012. Using a P/E ratio of 13, implies a stock price of $75 to $80.  Significant reduction of $49.6 million or 61.5% in the legacy Vision Bank problem assets from December 31, 2011 through September 30, 2012. 35

36 November 15, 2012 Sandler O’Neill East Coast Financial Services Conference